STARBOARD INVESTMENT TRUST

Cavalier Dividend Income Fund

Supplement to the Prospectus

July 20, 2017
This supplement to the Prospectus dated September 28, 2016 for the Cavalier Dividend Income Fund (the "Fund"), a series of the Starboard Investment Trust (the "Trust"), updates the information described below.  For further information, please contact the Fund toll-free at 1-800-773-3863.  You may obtain additional copies of the Prospectus, Summary Prospectus, and Statement of Additional Information, free of charge, by writing to the Fund at Post Office Box 4365, Rocky Mount, North Carolina 27803 or calling the Fund toll-free at the number above.
This supplement is to amend certain language found in the Fund's prospectus related to share class conversion.
On page 105 of the prospectus, the first paragraph below the bulleted lists describing the share class' attributes, beginning "When you purchase shares of a Fund…" is amended to add the following language:
"You may be able to convert your shares to a different share class of the Fund that has a lower expense ratio provided certain conditions are met. This conversion feature is intended for shares held through a financial intermediary offering a fee-based or wrap fee program that has an agreement with the Adviser specific for this purpose. In such instance, your shares may be automatically converted under certain circumstances. Generally, Class C shares are not eligible for conversion until the applicable CDSC period has expired. Under certain circumstances, at the discretion of the Advisor, Class C shares may be converted before the CDSC period has expired.  Please contact your financial intermediary for additional information. Not all share classes are available through all intermediaries.
If your shares of the Fund are converted to a different share class of the Fund, the transaction will be based on the respective NAV of each class as of the trade date of the conversion. Consequently, you may receive fewer shares or more shares than you originally owned, depending on that day's NAVs. Your total value of the initially held shares, however, will equal the total value of the converted shares. Where shares of one class are exchanged for shares of another class of the Fund, the exchange will not be treated as a taxable event."
Investors Should Retain This Supplement for Future Reference